UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 20, 2007

ESCHELON TELECOM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50706	41-1843131
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Second Avenue
Minneapolis, MN	55402
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code: (612) 376-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On March 20, 2007, Eschelon Telecom, Inc., a Delaware corporation (the “Company”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Integra Telecom Holdings, Inc. an Oregon corporation (“Integra”), and ITH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Integra (the “Merger Sub”). Pursuant to the Merger Agreement, the Merger Sub will be merged with and into the Company, with the Company continuing after the Merger as the surviving corporation and a wholly owned subsidiary of Integra (the “Merger”). Filed herewith pursuant to Rule 14a-12 under the Exchange Act are certain communications with employees and investors of the Company relating to the Merger.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about the Company, Integra, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.  Free copies of the Proxy Statement, when available, may also be obtained from the Company and free copies of the Company’s other filings with the SEC may also be obtained from the Company.  Free copies of the Company filings may be obtained by sending a written request to Investor Relations, Eschelon Telecom, Inc. 730 Second Ave. Minneapolis, MN 55402.  In addition, investors and security holders may access copies of the documents filed with the SEC by the Company on its website at www.eschelon.com, under the links “Investor Relations—SEC Filings” when they become available.

Eschelon and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such individuals is included in Eschelon’s proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission and will be included in the proxy statement relating to he proposed transaction when it becomes available.

 Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index attached to this Report, which is incorporated herein by reference in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2007	ESCHELON TELECOM, INC.

	By:	/s/ RICHARD A. SMITH
	Name:	Richard A. Smith
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Eschelon Management Conference Call
99.2	Eschelon Investor Conference Call
99.3	Eschelon All Associates Conference Call
99.4	Eschelon Associate Q&A
99.5	Customer Facing Associate Q&A